SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 23, 1998

                             EQUITY MARKETING, INC.
               (Exact name of registrant as specified in charter)

                            Delaware 23346 13-3534145
             (State or Other Jurisdiction (Commission (IRS Employer
               of Incorporation) File Number) Identification No.)


             131 South Rodeo Drive, Beverly Hills, California 90212
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (310) 887-4300


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On July 23, 1998, Equity Marketing, Inc. (the "Company") acquired substantially all of the assets of Contract Marketing, Inc., a Massachusetts corporation, and U.S. Import & Promotions Co., a Florida corporation (the "Acquired Businesses"), in exchange for $15,000,000 in cash plus potential additional cash consideration based upon the results of operations of the Acquired Businesses during each calendar year through December 31, 2002 as set forth in the respective Asset Purchase Agreements, dated as of July 23, 1998, by and among the Company and each of Contract Marketing, Inc. and U.S. Import & Promotions Co. The source of funds used for the acquisitions was bank borrowings from the Company's existing credit facility with Sanwa Bank California and Imperial Bank.

          The Acquired Businesses focus primarily on promotions for oil and gas and other retailers. The Company intends to continue to use the acquired assets for this purpose. The operations of the Acquired Businesses are located in West Boylston, Massachusetts, St. Augustine, Florida and Miami Florida.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

a.  Financial Statements of Acquired Business.

    Combined financial statements for Contract Marketing, Inc. and U.S. Import & Promotions Co. are not included with this filing on Form 8-K. Pursuant to the requirements of this item, such financial statements will be filed by amendment no later than October 6, 1998.

b.  Pro Forma Financial Information.

    Pro forma financial information reflecting the acquisition of Contract Marketing, Inc. and U.S. Import & Promotions Co. is not included with this filing on Form 8-K. Pursuant to the requirements of this item, such pro forma financial information will be filed by amendment no later than October 6, 1998.

c.   Exhibits.

          10.1. Asset Purchase Agreement, dated July 23, 1998, by and among Equity Marketing, Inc., Contract Marketing, Inc., John C.
McDaniel and Philip A. McDaniel.

          10.2. Asset Purchase Agreement, dated July 23, 1998, by and among Equity Marketing, Inc., U.S. Import & Promotions Co., Philip A. McDaniel and John C. McDaniel.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               EQUITY MARKETING, INC.


Dated:   August 6, 1998         By:  /s/ Michael J. Welch



                                   Michael J. Welch
                                   Executive Vice President and
                                   Chief Financial Officer


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                                  EXHIBIT INDEX


No.            Description

10.1.          Asset  Purchase  Agreement,  dated  July 23,  1998,  by and among
               Equity  Marketing,   Inc.,  Contract  Marketing,  Inc.,  John  C.
               McDaniel and Philip A.
               McDaniel.

10.2. Asset Purchase Agreement, dated July 23, 1998, by and among Equity Marketing, Inc., U.S. Import & Promotions Co., Philip A. McDaniel and John C.
               McDaniel.



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